Phase 3 Study of Ivonescimab (AK112) vs. Pembrolizumab as First-line Treatment for PD-L1-positive Advanced NSCLC: HARMONi-2 C. Zhou1,2, J. Chen3, L. Wu3, L. Wang1, A. Xiong1, B. Liu4, J. Yao5, H. Zhong6, J. Li7, Y. Cheng8, Y. Sun9, H. Ge10, Q. Shi11, M. Zhou12, Z. Han13, J. Wang14, Q. Bu15, Y. Zhao16, J. Chen17, J. Yang18, M. Xia18 1Shanghai Pulmonary Hospital, Tongji University School of Medicine, Shanghai/CN; 2East Hospital Affiliated To Tongji University, shanghai/CN; 3Hunan Cancer Hospital, Changsha/CN; 4Harbin Medical University Cancer Hospital, Harbin/CN; 5The First Affiliated Hospital of Henan University of Science and Technology, Luoyang/CN; 6Shanghai Chest Hospital, Shanghai/CN; 7The First Affiliated Hospital of Gannan Medical University, Ganzhou/CN; 8Jilin Cancer Hospital, Changchun/CN; 9Shandong Cancer Hospital and Institute, Jinan/CN; 10The Fourth Hospital of Hebei Medical University, Shijiazhuang/CN; 11Fuzhou Tuberculosis Prevention and Treatment Hospital, Fuzhou/CN; 12Affiliated Cancer Hospital and Institute of Guangzhou Medical University, Guangzhou/CN; 13The Affiliated Hospital of Xuzhou Medical University, Xuzhou/CN; 14The Fifth Medical Center of the General Hospital of Chinese People's Liberation Army, Beijing/CN; 15The First affiliated hospital of Guangxi Medical University, Nanning/CN; 16Henan Cancer Hospital, Zhengzhou/CN; 17Fujian Cancer Hospital, Fuzhou/CN; 18Akeso Biopharma, Inc., Zhongshan/CN 1Caicun Zhou | HARMONi-2 Ivonescimab is an investigational therapy not approved by any regulatory authority other than China’s National Medical Products Administration (NMPA) 2024 World Conference on Lung Cancer Presidential Symposium, 9/8/24, San Diego, CA

Caicun Zhou | HARMONi-2 • Honoraria as a speaker: Lilly China, Sanofi, BI, Roche, MSD, Qilu, Hengrui, Innovent Biologics, C-Stone, LUYE Pharma, TopAlliance Biosciences Inc, Amoy Diagnositics. • Advisor: Innovent Biologics, Hengrui, Qilu, TopAlliance Biosciences Inc. Disclosures Ivonescimab is an investigational therapy not approved by any regulatory authority other than China’s National Medical Products Administration (NMPA) 2 2024 World Conference on Lung Cancer Presidential Symposium, 9/8/24, San Diego, CA

• Anti-PD-1/L1 monotherapy or in combination with chemotherapy has been the standard of care for the first- line treatment of PD-L1 positive aNSCLC without driver gene alterations. • Monotherapy with an immune checkpoint inhibitor provides limited clinical benefit for PD-L1 positive aNSCLC1-2. • Ivonescimab (AK112) is a novel bispecific antibody against PD-1 and VEGF and has shown promising clinical efficacy and safety as front-line therapy for patients with PD-L1-positive aNSCLC in the phase 2 study (AK112-202)3. • HARMONi-2 (AK112-303, NCT05499390) is a randomized, double-blind, phase 3 study to compare the efficacy of ivonescimab with pembrolizumab as first-line treatment in patients with PD-L1-positive aNSCLC. • A sample size of approximately 388 patients and 264 PFS events would provide 90% power to detect a hazard ratio (HR) of 0.67. • An interim analysis of PFS was planned when 185 (70%) IRRC-assessed PFS events occurred. Background 1. Mok TSK, et al. Lancet. 2019;393(10183):1819-1830. 2. Yang JC, et al.J Thorac Oncol. 2024;19(6):941-953. 3.Wang L, et al. J Thorac Oncol. 2024;19(3):465-475. Abbreviations: PD-1, programmed death receptor 1; PD-L1, programmed death ligand 1; aNSCLC, advanced non-small cell lung cancer; VEGF, vascular endothelial growth factor; PFS, progression-free survival; IRRC, independent radiology review committee. Caicun Zhou | HARMONi-2 Ivonescimab is an investigational therapy not approved by any regulatory authority other than China’s National Medical Products Administration (NMPA) 3 2024 World Conference on Lung Cancer Presidential Symposium, 9/8/24, San Diego, CA

HARMONi-2 (AK112-303) Study Design

A randomized, double-blind, phase 3 study[a]

Patient Population

- Stage IIIB-IV aNSCLC
- No prior systemic therapy
- No EGFR mutations or ALK rearrangements
- ECOG PS 0 or 1
- PD-L1 TPS ≥1%

R
1:1

N=398

Ivonescimab
20 mg/kg Q3W (N=198)

Pembrolizumab
200 mg Q3W (N=200)

Treatment until no clinical benefit, unacceptable toxicity or up to 24 months

Stratification

- Clinical stage (IIIB/C vs. IV)
- Histology (SQ vs. non-SQ)
- PD-L1 TPS (≥50% vs. 1-49%)

Endpoints

Primary: PFS by blind IRRC per RECIST v1.1
Secondary: OS, PFS assessed by INVs, ORR, DoR, TTR and safety
Exploratory: QoL

[a] Patients were randomized from November 2022 to August 2023. Data cut off: January 29, 2024.
Abbreviations: aNSCLC, advanced non-small cell lung cancer; EGFR, epidermal growth factor receptor; ALK, anaplastic lymphoma kinase; ECOG PS, Eastern Cooperative Oncology Group performance score; PD-L1, programmed death ligand 1; TPS, tumor proportion score; R, randomization; SQ, squamous cell carcinoma; Q3W, every three weeks; PFS, progression-free survival; IRRC, independent radiology review committee; OS, overall survival; INV, investigator; ORR, overall response rate; DoR, duration of response; TTR, time to response; QoL, quality of life.

Caicun Zhou | HARMONi-2

Ivonescimab is an investigational therapy not approved by any regulatory authority other than China's National Medical Products Administration (NMPA)

2024 World Conference on Lung Cancer
Presidential Symposium, 9/8/24, San Diego, CA
4

Baseline Characteristics

Characteristics, n (%)		Ivonescimab (n = 198[a])	Pembrolizumab (n = 200[a])	Total (n = 398[a])
Age (years)	<65	97 (49.0)	85 (42.5)	182 (45.7)
	≥65	101 (51.0)	115 (57.5)	216 (54.3)
Sex	Male	164 (82.8)	169 (84.5)	333 (83.7)
	Female	34 (17.2)	31 (15.5)	65 (16.3)
ECOG PS	0	25 (12.6)	26 (13.0)	51 (12.8)
	1	173 (87.4)	174 (87.0)	347 (87.2)
Smoker	Never	39 (19.7)	38 (19.0)	77 (19.3)
	Current	39 (19.7)	42 (21.0)	81 (20.4)
	Former	120 (60.6)	120 (60.0)	240 (60.3)
Clinical stage	IIIB/C	15 (7.6)	16 (8.0)	31 (7.8)
	IV	183 (92.4)	184 (92.0)	367 (92.2)
Pathology	SQ	90 (45.5)	91 (45.5)	181 (45.5)
	Tumor centrally located[b]	65 (72.2)	57 (62.6)	122 (67.4)
	Tumor with cavitation/necrosis[b]	9 (10.0)	7 (7.7)	16 (8.8)
	Tumor encasing large blood vessel[b]	6 (6.7)	1 (1.1)	7 (3.9)
	Non-SQ	108 (54.5)	109 (54.5)	217 (54.5)
PD-L1 TPS	≥50%	83 (41.9)	85 (42.5)	168 (42.2)
	1-49%	115 (58.1)	115 (57.5)	230 (57.8)
Liver metastases	Yes	25 (12.6)	28 (14.0)	53 (13.3)
	No	173 (87.4)	172 (86.0)	345 (86.7)
Brain metastases	Yes	33 (16.7)	39 (19.5)	72 (18.1)
	No	165 (83.3)	161 (80.5)	326 (81.9)

[a] Patients who received randomization. [b] In 181 patients with SQ.

Abbreviations: ECOG PS, Eastern Cooperative Oncology Group performance score; PD-L1, programmed death ligand 1; TPS, tumor proportion score; SQ, squamous cell carcinoma.

Caicun Zhou | HARMONi-2

Ivonescimab is an investigational therapy not approved by any regulatory authority other than China's National Medical Products Administration (NMPA)

2024 World Conference on Lung Cancer
Presidential Symposium, 9/8/24, San Diego, CA
5

9-mo: 40% (32, 48) Median Follow-up: 8.67 months 9-mo: 56% (47, 64) Primary endpoint: PFS per IRRC Abbreviations: mPFS, median progression-free survival; IRRC, independent radiology review committee; mo, month; NE, not estimable; HR: hazard ratio; CI, confidence interval. Caicun Zhou | HARMONi-2 Ivonescimab demonstrated a statistically significant improvement in PFS vs. pembrolizumab with HR = 0.51, and a 5.3 months improvement in mPFS. Ivonescimab (n = 198) Pembrolizumab (n = 200) mPFS, mos (95% CI) 11.14 (7.33, NE) 5.82 (5.03, 8.21) Stratified HR (95% CI) 0.51 (0.38, 0.69) p-value <0.0001 Ivonescimab is an investigational therapy not approved by any regulatory authority other than China’s National Medical Products Administration (NMPA) 6 2024 World Conference on Lung Cancer Presidential Symposium, 9/8/24, San Diego, CA

PFS Subgroup Analyses

	Ivonescimab Events/Patients	Pembrolizumab Events/Patients	Unstratified Hazard Ratio (95% CI)
Overall	72/198	112/200	0.51 (0.38, 0.69)
Age			
<65	37/97	50/85	0.53 (0.34, 0.81)
≥65	35/101	62/115	0.52 (0.34, 0.79)
Sex			
Male	58/164	94/169	0.53 (0.38, 0.74)
Female	14/34	18/31	0.49 (0.24, 0.99)
ECOG PS			
0	4/25	19/26	0.18 (0.06, 0.54)
1	68/173	93/174	0.60 (0.44, 0.82)
Smoking Status			
Never	13/39	22/38	0.39 (0.19, 0.77)
Current smoker	12/39	20/42	0.51 (0.24, 1.07)
Former smoker	47/120	70/120	0.57 (0.39, 0.74)
Liver metastases			
Yes	12/25	18/28	0.47 (0.23, 0.98)
No	60/173	94/172	0.53 (0.39, 0.74)
Brain metastases			
Yes	14/33	25/39	0.55 (0.28, 1.05)
No	58/165	87/161	0.53 (0.38, 0.74)
Distant metastatic sites			
≥3	25/49	33/51	0.58 (0.34, 0.97)
<3	47/149	79/149	0.49 (0.34, 0.71)
Clinical stage			
IIIB/C	5/15	5/16	1.01 (0.29, 3.51)
IV	67/183	107/184	0.49 (0.36, 0.67)
Pathology			
Squamous	35/90	56/91	0.50 (0.33, 0.76)
Non-Squamous	37/108	56/109	0.55 (0.36, 0.84)
PD-L1 TPS			
≥50%	25/83	45/85	0.48 (0.29, 0.79)
1-49%	47/115	67/115	0.54 (0.37, 0.78)



0.06
0.1
1
10
Ivonescimab Better
Pembrolizumab Better

Abbreviations: PFS, progression-free survival; ECOG PS, Eastern Cooperative Oncology Group performance score; PD-L1, programmed death ligand 1; TPS, tumor proportion score; SQ, squamous cell carcinoma; CI, confidence interval; aNSCLC, advanced non-small cell lung cancer.

Ivonescimab is an investigational therapy not approved by any regulatory authority other than China's National Medical Products Administration (NMPA)

Caicun Zhou | HARMONi-2

2024 World Conference on Lung Cancer
Presidential Symposium, 9/8/24, San Diego, CA

7

Key PFS Subgroup Analyses Caicun Zhou | HARMONi-2 Abbreviations: PFS, progression-free survival; PD-L1, programmed death ligand 1; TPS, tumor proportion score; HR: hazard ratio; CI, confidence interval; NSCLC, non-small cell lung cancer. PD-L1 Low (TPS 1-49%) Ivonescimab showed meaningful improvement in PFS vs. pembrolizumab in patients with both low and high PD-L1, with squamous or non-squamous advanced NSCLC. Stratified HR (95% CI) 0.54 (0.37, 0.79) Stratified HR (95% CI) 0.48 (0.31, 0.74) Stratified HR (95% CI) 0.54 (0.36, 0.82) Non-SquamousSquamous NSCLC Histology PD-L1 expression Ivonescimab is an investigational therapy not approved by any regulatory authority other than China’s National Medical Products Administration (NMPA) 8 2024 World Conference on Lung Cancer Presidential Symposium, 9/8/24, San Diego, CA PD-L1 High (TPS ≥50%) Stratified HR (95% CI) 0.46 (0.28, 0.75)

Caicun Zhou | HARMONi-2 Data cut off: January 29, 2024. Abbreviations: ORR, overall response rate; DCR, disease control rate; DoR, duration of response; IRRC, independent radiology review committee; CI, confidence interval; mo, month; NR, not reached; NE, not estimable. Ivonescimab (n = 198) Pembrolizumab (n = 200) ORR, % (95% CI) 50.0 (42.8, 57.2) 38.5 (31.7, 45.6) DCR, % (95% CI) 89.9 (84.8, 93.7) 70.5 (63.7, 76.7) Median DoR, mos (95% CI) NR (NE, NE) NR (8.28, NE) ORR and DCR were higher with ivonescimab vs. pembrolizumab. ORR, DCR and DoR per IRRC Ivonescimab is an investigational therapy not approved by any regulatory authority other than China’s National Medical Products Administration (NMPA) 9 2024 World Conference on Lung Cancer Presidential Symposium, 9/8/24, San Diego, CA

Safety Summary

TRAEs

Safety Summary, n (%)	Ivonescimab (n = 197[a])	Pembrolizumab (n = 199[a])
TRAEs (all grades)	177 (89.8)	163 (81.9)
Grade≥3	58 (29.4)	31 (15.6)
Serious TRAEs	41 (20.8)	32 (16.1)
Leading to discontinuation	3 (1.5)	6 (3.0)
Leading to death	1 (0.5)	2 (1.0)

Ivonescimab showed a manageable safety profile, which was consistent with previous studies.

TRAEs in SQ Subgroup

Safety Summary, n (%)	Ivonescimab (n = 90[a])	Pembrolizumab (n = 91[a])
TRAEs (all grades)	77 (85.6)	73 (80.2)
Grade≥3	20 (22.2)	17 (18.7)
Serious TRAEs	17 (18.9)	17 (18.7)
Leading to discontinuation	2 (2.2)	3 (3.3)
Leading to death	0	1 (1.1)

Ivonescimab also demonstrated a tolerable safety profile in SQ patients.

The Most Common TRAEs (incidence ≥10%)


Ivonescimab
Pembrolizumab
Total 89.8 29.4 15.6 81.9
Proteinuria 31.5 3.0 10.1
Aspartate aminotransferase increased 19.8 0.5 15.6
Hypercholesterolaemia 16.2 10.1
Blood bilirubin increased 15.7 1.0 0.5 11.6
Hypertension 15.7 5.1 b 2.5
Alanine aminotransferase increased 14.7 0.5 0.5 12.1
Hypothyroidism 14.2 9.5
Anaemia 13.2 1.5 0.5 14.6
Hypoalbuminaemia 11.7 0.5 11.1
Amylase increased 11.2 1.5 3.0
Hyperglycaemia 11.2 0.5 1.0 11.6
Blood uric acid increased 10.7 8.0
Arrhythmia 10.2 10.6
Hypertriglyceridaemia 10.2 2.0 0.5 7.0
Rash 7.6 0.5 14.1
Ivonescimab, >=grade 3
Ivonescimab, all grades
Pembrolizumab, >=grade 3
Pembrolizumab, all grades
100 90 80 70 60 50 40 30 20 10 0 10 20 30 40 50 60 70 80 90 100
Patients (%)

The differences in AEs were predominantly proteinuria, hypertension, and laboratory abnormalities.

[a] Patients who received ≥1 dose of study treatment. [b] The incidence of ≥grade 3 Hypertension was 0.5%.
Abbreviations: AEs, adverse events; TRAEs, treatment-related adverse events; SQ, squamous cell carcinoma.

Caicun Zhou | HARMONi-2

Ivonescimab is an investigational therapy not approved by any regulatory authority other than China's National Medical Products Administration (NMPA)

2024 World Conference on Lung Cancer Presidential Symposium, 9/8/24, San Diego, CA
10

Immune-Related and Possible VEGF-Related AEs

irAEs

Safety Summary, n (%)	Ivonescimab (n = 197[a])	Pembrolizumab (n = 199[a])
irAEs (all grades)	59 (29.9)	56 (28.1)
Grade≥3	14 (7.1)	16 (8.0)
Serious irAEs	11 (5.6)	22 (11.1)
Leading to discontinuation	0	5 (2.5)
Leading to death	0	0

Ivonescimab exhibited similar irAEs to that of pembrolizumab.

Possible VEGF-Related AEs

Safety Summary, n (%)	Ivonescimab (n = 197[a])	Pembrolizumab (n = 199[a])
Possible VEGF-Related AEs (all grades)	94 (47.7)	42 (21.1)
Grade≥3	20 (10.2)	2 (1.0)

Safety Summary by Classification, n (%)	Ivonescimab (n = 197[a])		Pembrolizumab (n = 199[a])	
	All Grade	Grade≥3	All Grade	Grade≥3
Proteinuria	62 (31.5)	6 (3.1)	20 (10.1)	0
Hypertension	31 (15.7)	10 (5.1)	5 (2.5)	1 (0.5)
Haemorrhage	29 (14.7)	2 (1.0)	22 (11.1)	1 (0.5)
Arterial thromboembolism	2 (1.0)	2 (1.0)	1 (0.5)	0
Venous thromboembolism	0	0	1 (0.5)	0

- All VEGF-related AEs were grades 1-3 in both arms.
- Grade 3 haemorrhage was observed in two patients with non-SQ and was not reported in SQ patients in the ivonescimab arm.

[a] Patients who received ≥1 dose of study treatment.
Abbreviations: VEGF, vascular endothelial growth factor; irAEs, immune-related AEs; AEs, adverse events; SQ, squamous cell carcinoma.

Caicun Zhou | HARMONi-2

Ivonescimab is an investigational therapy not approved by any regulatory authority other than China's National Medical Products Administration (NMPA)

2024 World Conference on Lung Cancer
Presidential Symposium, 9/8/24, San Diego, CA
11

a Deterioration of global health status/quality of life (QoL) refers to a decrease of 10 points or greater from the baseline in standardized score. Time to deterioration is defined as the time from the date of randomization to the date of first occurrence of deterioration. b Patients who completed EORTC QLQ-C30. Abbreviations: mo, month; NR, not reached; NE, not estimated; HR: hazard ratio; CI, confidence interval. Global Health Status – EORTC QLQ-C30 Median time to deterioration (mos): 9.92 (8.02, NE) Median time to deterioration (mos): NR (9.63, NE) b b Ivonescimab was associated with comparable, numerically better time to deterioration of global health status. Stratified HR (95% CI) 0.92 (0.63, 1.33) Time to deterioration of global health status – EORTC QLQ-C30a Ivonescimab is an investigational therapy not approved by any regulatory authority other than China’s National Medical Products Administration (NMPA)Caicun Zhou | HARMONi-2 12 2024 World Conference on Lung Cancer Presidential Symposium, 9/8/24, San Diego, CA

Conclusions Caicun Zhou | HARMONi-2 • First-line ivonescimab significantly improve IRRC-assessed PFS in patients with aNSCLC and PD-L1 TPS ≥1%, compared with pembrolizumab (median PFS (mos), 11.14 vs. 5.82; HR, 0.51; p<0.0001). • PFS benefit with ivonescimab were consistent across major clinical subgroups: ◼ TPS ≥50%, HR = 0.46 (0.28, 0.75); TPS 1-49%, HR = 0.54 (0.37, 0.79) ◼ SQ, HR = 0.48 (0.31, 0.74); non-SQ, HR = 0.54 (0.36, 0.82) • Higher ORR (50.0% vs. 38.5%) and DCR (89.9% vs. 70.5%) were observed with ivonescimab vs. pembrolizumab. • OS was not matured at this time; the OS analysis is event-driven and will be reported in the future. • The safety profile of ivonescimab was consistent with prior studies and well tolerated, including in patients with SQ-NSCLC. • HRQoL with ivonescimab was comparable to pembrolizumab. Ivonescimab is an investigational therapy in this setting worldwide; ivonescimab is approved in 2L EGFRm NSCLC in China. Abbreviations: IRRC, independent radiology review committee; PFS, progression-free survival; aNSCLC, advanced non-small cell lung cancer; PD-L1, programmed death ligand 1; TPS, tumor proportion score; mo, month; HR: hazard ratio; CI, confidence interval; SQ, squamous cell carcinoma; ORR, overall response rate; DCR, disease control rate; OS, overall survival. This is the first randomized phase 3 study to demonstrate a clinically significant improvement in efficacy with a novel drug compared to pembrolizumab in aNSCLC. Ivonescimab is a novel 1st line treatment for patients with aNSCLC and positive PD-L1(TPS ≥1%). 13 2024 World Conference on Lung Cancer Presidential Symposium, 9/8/24, San Diego, CA Ivonescimab is an investigational therapy not approved by any regulatory authority other than China’s National Medical Products Administration (NMPA)

Acknowledgments Caicun Zhou | HARMONi-2 • We sincerely thank all the participants and their families. • Thank you to all of the investigators and study site personnel from 55 sites. • Thanks to all personnel of Akeso Biopharma, Inc. who supported the study. 14 2024 World Conference on Lung Cancer Presidential Symposium, 9/8/24, San Diego, CA Ivonescimab is an investigational therapy not approved by any regulatory authority other than China’s National Medical Products Administration (NMPA)